UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


August 30, 1999
------------------------------------------------
Date of Report (Date of earliest event reported)


                      Morgan Stanley Charter Millburn L.P.
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             (Exact name of registrant as specified in its charter)



DELAWARE                             0-25605                     13-4018065
--------------------------------------------------------------------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation) Number)



                       c/o Demeter Management Corporation
                        c/o Morgan Stanley Trust Company
                     Managed Futures Department, 7th Floor
                     Harborside Financial Center, Plaza Two
                         Jersey City, New Jersey 07311
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



                                 (201) 876-4647
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              (Registrant's telephone number, including area code)



                Morgan Stanley Dean Witter Charter Millburn L.P.
                       c/o Demeter Management Corporation
          Two World Trade Center, 62nd Floor, New York, New York 10048
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events
            ------------

            Effective November 1, 2001, Morgan Stanley Dean Witter Charter Millburn L.P. changed its name to Morgan Stanley Charter Millburn L.P. (the "Partnership").

            The Partnership and Demeter Management Corporation (the "General Partner") have relocated their offices to c/o Morgan Stanley Trust Company, Managed Futures Department, 7th Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

            Commencing in November 2000, the General Partner transferred the futures and options clearing for the Partnership from Carr Futures, Inc. to Morgan Stanley & Co. Incorporated, an affiliate of the General Partner. In addition, Morgan Stanley & Co. Incorporated, rather than Carr Futures, Inc., now acts as the counterparty on all of the foreign currency forward contracts for the Partnership. Morgan Stanley DW Inc. continues to act as the non-clearing commodity broker for the Partnership. Morgan Stanley & Co. International Limited serves as the clearing commodity broker for the Partnership for trades that take place on the London Metal Exchange.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York.


                                            MORGAN STANLEY CHARTER MILLBURN L.P.

                                            By: DEMETER MANAGEMENT CORPORATION,
                                                 as General Partner



                                                By: /s/ Robert E. Murray
                                                   ----------------------------
                                                   Robert E. Murray,
                                                   President

Dated:  November 6, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit                  Description
-------                  -----------

3.01 Delaware Certificate of Amendment of Certificate of Limited Partnership of the Partnership.

10.01 Amended and Restated Customer Agreement between the Partnership and Morgan Stanley DW Inc., dated as of November 13, 2000.

10.02 Commodity Futures Customer Agreement between Morgan Stanley & Co. Incorporated and the Partnership, and acknowledged and agreed to by Morgan Stanley DW Inc., dated as of November 6, 2000.

10.03 Securities Account Control Agreement among the Partnership, Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc., dated as of May 1, 2000.

10.04 Customer Agreement between the Partnership and Morgan Stanley & Co. International Limited, dated as of November 6, 2000.

10.05 Foreign Exchange and Options Master Agreement between Morgan Stanley & Co. Incorporated and the Partnership, dated as of August 30, 1999.